SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): August 13, 2007
FORRESTER RESEARCH, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-21433	04-2797789

(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification Number)
400 Technology Square
Cambridge, Massachusetts 02139
(Address of principal executive offices, including zip code)
(617) 613-6000
(Registrant’s telephone number including area code)
N/A

(Former Name or Former Address, if Changes since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On August 13, 2007, Forrester Research, Inc. (the “Company”) received an additional Staff Determination letter from the Listing Qualifications department of The Nasdaq Stock Market stating that the Company is not in compliance with Nasdaq Marketplace Rule 4310(c)(14). As anticipated, the letter was issued in accordance with Nasdaq procedures when the Company did not file its Quarterly Report on Form 10-Q for the quarter ended June 30, 2007.
On March 16, 2007, the Company announced a delay in filing its Annual Report on Form 10-K for its fiscal year ended December 31, 2006 because of its ongoing investigation of its stock option granting practices, and on May 10, 2007, the Company announced a delay in filing its Quarterly Report on Form 10-Q for the three months ended March 31, 2007. As previously announced, the Company has received similar Staff Determination letters stating that the Company is not in compliance with Nasdaq Marketplace Rule 4310(c)(14) due to the delay in the filing of its Annual Report on Form 10-K for the year ended December 31, 2006 and its Quarterly Report on Form 10-Q for the period ended March 31, 2007.
On June 19, 2007 the Company announced that on June 14, 2007 a Listing Qualifications panel (“Panel”) of The Nasdaq Stock Market granted the request of the Company for continued listing on The Nasdaq Stock Market. The Company’s continued listing is subject to certain conditions, including that on or before September 12, 2007 it file with the SEC the delinquent reports and any required restatement of the Company’s historical financial statements. The Panel also has the right to reconsider the terms of its continued listing determination based on any event, condition or circumstances that would, in the opinion of the Panel, make continued listing of the Company’s securities on The Nasdaq Stock Market inadvisable or unwarranted. There can be no assurance that the Company will satisfy the conditions for continued listing, that Nasdaq will grant an additional extension of time to meet such conditions, if necessary, or that the Company’s common stock will remain listed on The Nasdaq Stock Market. The most recent Staff Determination letter states that the failure of the Company to file its Form 10-Q for the quarter ended June 30, 2007 will serve as an additional basis for delisting the Company’s securities from The Nasdaq Stock Market.
The press release issued by the Company on August 16, 2007 in connection with this matter is attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit
Number	Description
99.1	Press release dated August 16, 2007.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORRESTER RESEARCH, INC.
By	/s/ GAIL S. MANN
	Name:	Gail S. Mann
	Title:	Chief Legal Officer

Date: August 16, 2007

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press release dated August 16, 2007.